Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND WAIVER AND CONSENT OF LENDERS AND AGENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND WAIVER AND CONSENT OF LENDERS AND AGENT (this “Waiver and Amendment”) is dated as of April 23, 2009, and entered into by and among FLEETWOOD ENTERPRISES, INC. as debtor and debtor-in-possession (“Fleetwood”), FLEETWOOD HOLDINGS INC. (“Holdings”) as debtor and debtor-in-possession and those Subsidiaries of Fleetwood and Holdings listed on the signature pages hereof as debtors and debtors-in-possession (collectively, “Borrowers”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

RECITALS

WHEREAS, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Fourth Amended and Restated Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of April 1, 2009 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein but not otherwise defined shall have their respective meanings as defined in the Credit Agreement;

WHEREAS, on April 1, 2009, the United States Bankruptcy Court for the Central District of California, Riverside Division entered the Interim Order approving, among other things, the entry by Fleetwood and the Borrowers of the Credit Agreement and the extension of credit thereunder on an interim basis;

WHEREAS, the term “Approved Budget” is defined in the Credit Agreement as a weekly delivered rolling 13-week post-petition budget that is acceptable to the Agent and the Required Lenders, the initial version of which was approved by the Bankruptcy Court and attached as an exhibit to the Interim Order; provided that any Approved Budget may be subsequently amended, supplemented or replaced by the Borrowers with the approval of the Agent and the Required Lenders and without further approval of the Bankruptcy Court (with any such supplement that solely adds an additional Measurement Period deemed acceptable if no objection thereto is made by the Agent or the Required Lenders within two (2) Business Days of receipt thereof);

WHEREAS, (a) Section 5.2(s) of the Credit Agreement provides that by the end of the day four (4) Business Days following the last day of each Measurement Period, the Borrowers must deliver to the Agent a report (a “Variance Report”) stating whether the Borrowers are in compliance with the conditions set forth in Section 7.22 of the Credit Agreement together with supporting detail reasonably acceptable to the Agent, which supporting detail shall include, without limitation, statements of weekly and cumulative variances for the applicable six (6) Measurement Period testing period in any Line Item for expenditures; (b) the Variance Reports delivered to the Agent on April 9, 2009 and April 16, 2009 indicated that the Borrowers were not in compliance with the covenants set forth in Section 7.22(a) of the Credit Agreement with respect to the Measurement Periods ended April 5, 2009 and April 12, 2009, respectively; and (c) the Borrowers have advised the Lenders that the failure to comply with Section 7.22(a) of the Credit Agreement for the Measurement Periods ended April 5, 2009 and April 12, 2009, respectively, was caused by a delay in receipt of a receivable, the payment of which is initiated by the U.S. Army Corps of Engineers and scheduled for receipt in April 2009 relating to Fleetwood’s military modular business in an amount not less than $6,400,000, originally budgeted to be received in the week ending April 5, 2009 (the “April Military Housing Payment”);

WHEREAS, the Borrowers have advised the Lenders that the revised proposed Approved Budget, attached hereto as Exhibit A, reflects the new projected date for receipt of the April Military Housing Payment (on or prior to April 17, 2009 (such date the “Military Payment Revised Date”));

WHEREAS, the Borrowers have requested that the Agent and the Required Lenders approve the proposed Approved Budget attached hereto as Exhibit A, thereby causing such proposed Approved Budget to become the Approved Budget;

WHEREAS, the Borrowers have requested of the Agent and the Lenders certain other waivers, consents and approvals under the Credit Agreement;

WHEREAS, the Borrowers have requested the amendments to the Credit Agreement as further set forth herein; and

WHEREAS, the Required Lenders and the Agent are willing to give the waivers, consents and approvals requested by the Loan Parties and the Lenders and the Agent are willing to agree to the amendments to the Credit Agreement requested by the Borrowers, in each case, on the terms and conditions set forth in this Waiver and Amendment.

AGREEMENT

NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, Fleetwood, the Borrowers, the Lenders, and the Agent agree as follows:

1.     WAIVER.  Subject to the satisfaction of the conditions set forth below under Section 5, the Lenders hereby waive any Default or Event of Default that may have arisen solely from the failure of the Borrowers to comply with Section 7.22(a) of the Credit Agreement for the Measurement Periods ended April 5, 2009 and April 12, 2009 as well as any breaches of representations and warranties and Defaults or Events of Default under any other Loan Documents brought about solely by the aforementioned breach, in each case, prior to the date hereof.  For the avoidance of doubt, by the foregoing waiver, the Lenders shall not have waived any requirement for the Borrowers to comply with Section 7.22(a) of the Credit Agreement, as the same shall be in effect upon the amendment and restatement of the Approved Budget as consented to by the Required Lenders pursuant to Section 2 below.

2.     CONSENT.  Subject to the satisfaction of the conditions set forth below under Section 5, the Lenders hereby consent to and approve the proposed Approved Budget attached hereto as Exhibit A and such proposed Approved Budget shall therefore become the Approved Budget.

3.     AMENDMENTS TO THE CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Waiver and Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Waiver and Amendment, the Credit Agreement is hereby amended as follows:

3.1   Amendment to Section 7.22.  Section 7.22 of the Credit Agreement shall be amended by adding the following clause (c) after the existing clause (b):

“(c)         Fleetwood Liquidity for any six consecutive Measurement Periods shall not be less than eighty-five percent (85%) of the average projected Fleetwood Liquidity as set forth in the Approved Budget for such six consecutive Measurement Periods, in each case, tested on a rolling six (6) consecutive Measurement Period basis; provided that before the end of the Initial Testing Period, the test shall be for all lesser number of Measurement Periods as shall have been completed through the end of the applicable Measurement Period; provided further that there shall be no diminution in the percentage of projected cash receipts for any tests during the Initial Testing Period.”

3.2   Amendments to Annex A.  Annex A to the Credit Agreement shall be amended by adding the following additional definitions in the appropriate alphabetical order thereto:

“Fleetwood Liquidity” means, for any Measurement Period, the sum of (a) the Availability as of the last day of such Measurement Period plus (b) the Qualified Cash Equivalents held by the Loan Parties as of the last day of such Measurement Period, and for multiple Measurement Periods, the sum of the Fleetwood Liquidity amounts for the Measurement Periods in the applicable testing period divided by the number of Measurement Periods in such testing period.

“Qualified Cash Equivalents” means, as of any date for any Person, the balance of cash and marketable securities (other than Borrowing Base Cash Collateral) held by such Person in the United States on such date, which cash and marketable securities are held in an account with the Agent and are subject to a first priority, perfected Lien in favor of the Agent and the use of which is not otherwise restricted, by law or by agreement.

3.3   Amendment to Annex A.  Annex A to the Credit Agreement shall be amended by amending and restating clause (vii) of the definition of “Termination Date” to read as follows:

“(vii) April 30, 2009 if the Final Order has not been entered by the Bankruptcy Court on or before such date,”

4.     REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Lenders and the Agent to enter into this Waiver and Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete as of the date hereof:

4.1   Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Waiver and Amendment and, as applicable, the Consent of Guarantors attached hereto as Exhibit B (the “Consent”).

4.2   Corporate Action.  The execution and delivery of this Waiver and Amendment and the Consent and the performance of the obligations of each Loan Party hereunder have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

4.3   No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Waiver and Amendment and the Consent and each Loan Party’s performance of this Waiver and Amendment, the Consent, the Credit Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of Fleetwood or any of its Subsidiaries, by reason of the terms of (a) except as prohibited or excused by the Applicable Order or by reason of commencement of the Chapter 11 Cases, any material contract, mortgage, lease, agreement, indenture, or instrument to which Fleetwood or any of its Subsidiaries is a party or which is binding upon it, the breach of which could reasonably be expected to result in a Material Adverse Effect, (b) any Requirement of Law applicable to Fleetwood or any of its Subsidiaries, the violation of which could reasonably be expected to result in a Material Adverse Effect or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement (or other organizational documents) of Fleetwood or any of its Subsidiaries, and do not and will not require any consent or approval of any Person other than the parties hereto.

4.4   Execution, Delivery and Enforceability.  This Waiver and Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.

4.5   No Default or Event of Default.  Except as described in this Waiver and Amendment, no event has occurred and is continuing, and no event will result from the execution and delivery of this Waiver and Amendment or the Consent, that would constitute a Default or an Event of Default.

4.6   Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Waiver and Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

4.7   Changes to the Approved Budget.  Other than as necessary to reflect the delayed receipt by the Borrowers of the April Military Housing Payment on or prior to the Military Payment Revised Date, and the addition of any supplement that solely adds an additional one or more Measurement Periods to the Approved Budget in effect prior to the effectiveness of this Waiver and Amendment, no amendments, supplements or replacements or other changes were made to the Approved Budget compared to that which was in effect immediately prior to the effectiveness of this Waiver and Amendment.

5.     CONDITIONS TO EFFECTIVENESS OF THIS WAIVER AND AMENDMENT.  This Waiver and Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers, the Agent and each Required Lender (or with respect to the amendment in Section 3.3, each Lender) and only if and when each of the following conditions is satisfied:

5.1   Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

5.2   No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Waiver and Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

6.     EFFECTIVE DATE.  This Waiver and Amendment shall become effective (the “Effective Date”) on the date of the satisfaction of the conditions set forth in Section 5; provided that, notwithstanding anything herein to the contrary, the amendment set forth in Section 3.3 shall only be effective on the date when the Agent has received counterparts of this Waiver and Amendment from all Lenders.

7.     EFFECT OF WAIVER AND AMENDMENT; RATIFICATION.  This Waiver and Amendment is a Loan Document.  From and after the date on which this Waiver and Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

8.     Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

9.     APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS WAIVER AND AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS WAIVER AND AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.  THE PROVISIONS IN SECTION 13.3 OF THE CREDIT AGREEMENT WITH RESPECT TO GOVERNING LAW, CHOICE OF FORUM AND SERVICE OF PROCESS SHALL APPLY TO THE WAIVER AND AMENDMENT AS IF FULLY SET FORTH HEREIN.

10.   NO WAIVER.  The execution, delivery and effectiveness of this Waiver and Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

11.   COMPLETE AGREEMENT.  This Waiver and Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Waiver and Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

12.   CAPTIONS; COUNTERPARTS.  The headings and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Waiver and Amendment may be executed by one or more of the parties to this Waiver and Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Waiver and Amendment as of the date set forth above.

“BORROWERS”	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.

	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF PENNSYLVANIA, INC.

First Amendment

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Andrew M. Griffiths
Name:	Andrew M. Griffiths
Title:	Senior Vice President and Chief Financial Officer

First Amendment

“GUARANTOR”	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Andrew M. Griffiths
	Name:	Andrew M. Griffiths
	Title:	Senior Vice President and Chief Financial Officer

First Amendment

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

“AGENT”	BANK OF AMERICA, N.A., as the Agent

By:
, Vice President

First Amendment

“LENDERS”	BANK OF AMERICA, N.A., as a Lender

By:
, Vice President

First Amendment

“LENDERS”	WELLS FARGO FOOTHILL, INC. fka FOOTHILL CAPITAL CORPORATION, as a Lender

	By:	/s/ Juan Barrera
		Juan Barrera	, Vice President

First Amendment

“LENDERS”	PNC BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Robin L.Arriola
		Robin L.Arriola	, Vice President

First Amendment

“LENDERS”	TEXTRON FINANCIAL CORPORATION, as a Lender

	By:	/s/ Norbert Schmidt
		Norbert Schmidt	, Vice President

First Amendment

“LENDERS”	WACHOVIA BANK, NATIONAL ASSOCIATION, (formerly known as WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN)), N.A., as a Lender

	By:	/s/ Michael White
		Michael White	, Vice President

First Amendment

EXHIBIT B

Consent of Guarantors

Reference is made to that certain First Amendment to Fourth Amended and Restated Senior Secured, Super-Priority Debtor-in-Possession and Waiver and Consent of Lenders and Agent (the “Waiver and Amendment”) dated as of April 23, 2009, and entered into by and among FLEETWOOD ENTERPRISES, INC. as debtor and debtor-in-possession (“Fleetwood”), FLEETWOOD HOLDINGS INC. (“Holdings”) as debtor and debtor-in-possession and those Subsidiaries of Fleetwood and Holdings listed on the signature pages hereof as debtors and debtors-in-possession (collectively, “Borrowers”), the banks and other financial institutions signatory thereto that are parties as Lenders to the Credit Agreement referred to therein (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.  Capitalized terms used herein but not otherwise defined shall have their respective meanings as defined in the Waiver and Amendment.

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and hereby (a) consents to the Waiver and Amendment, (b) acknowledges that notwithstanding the execution and delivery of the Waiver and Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 23rd day of April, 2009.

GUARANTORS	FLEETWOOD ENTERPRISES, INC.
FLEETWOOD CANADA LTD.
FLEETWOOD INTERNATIONAL INC.

	By:	/s/ Andrew M. Griffiths
	Name:	Andrew M. Griffiths
	Title:	Senior Vice President and Chief Financial Officer